UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 24, 2017

ONEBEACON INSURANCE GROUP, LTD.
(Exact name of registrant as Specified in Charter)

Bermuda	1-33128	98-0503315
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

605 Highway 169 North Plymouth, Minnesota 55441
(Address of Principal Executive Offices) (Zip Code)

(952) 852-2431
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Long-Term Incentive Award

On February 28, 2017, the Compensation Committee of the Board of Directors (the “Committee”) of OneBeacon Insurance Group, Ltd. (the “Company”) approved the grant of performance unit awards to each of our named executive officers.  The awards were made under the OneBeacon 2017 Long-Term Incentive Plan (the “2017 Plan”), and were conditioned on our members’ approval of the 2017 Plan.  Our members approved the 2017 Plan at the Company’s annual general meeting on May 24, 2017.

The performance unit awards vest based on performance achievement for the 2017-2019 performance cycle as well as continued employment through the end of the performance cycle (subject to earlier vesting upon a termination of employment due to death, disability or retirement, or an involuntary or constructive termination following a change in control).  The performance objective is generally the average of the Company’s combined ratio for 2017, 2018 and 2019.  The awards made to our President and Chief Executive Officer and Executive Vice President and Chief Financial Officer include performance objectives based on combined ratio and growth in book value per common share (provided, that following the closing of the merger of the Company with Intact Financial Corporation (“Intact”), announced on May 2, 2017, the performance objective for such awards will be based on combined ratio only).  Performance achievement against target goals will be determined by the Committee following the end the performance cycle, and the number of performance units actually awarded at that time may range from 0% to 200% of the target number of performance units granted.  The target number of performance units granted to each of our named executive officers was as follows:  T. Michael Miller, President and Chief Executive Officer, 26,250 performance units; Paul H. McDonough, Executive Vice President and Chief Financial Officer, 4,500 performance units; Paul J. Brehm, Executive Vice President, 4,500 performance units; Dennis A. Crosby, Executive Vice President, 12,750 performance units; and Maureen A. Phillips, Senior Vice President and General Counsel, 3,750 performance units.  Each performance unit has a fixed value of $100 at grant.

Retention Agreements

On May 24, 2017, the Company entered into retention agreements with each of its named executive officers for the following amounts: T. Michael Miller, President and Chief Executive Officer, $10,000,000; Paul H. McDonough, Executive Vice President and Chief Financial Officer, $2,700,000; Paul J. Brehm, Executive Vice President, $3,000,000; Dennis A. Crosby, Executive Vice President, $4,000,000; and Maureen A. Phillips, Senior Vice President and General Counsel, $1,200,000. These bonuses were awarded in recognition of the leadership and efforts demonstrated by these officers, leading to the execution of the Agreement and Plan of Merger, dated as of May 2, 2017, among the Company, Intact, Intact Bermuda Holdings, Ltd., and Intact Acquisition Co. Ltd. These bonuses were also awarded to encourage the additional efforts that will be required to consummate the merger while operating the business at the officer’s current level of dedication and excellence, and to encourage continued employment with the Company after the closing of the merger.

Each retention bonus, other than Mr. Miller’s, will become payable as follows:  34% of the bonus will be payable upon the closing of the merger, 33% of the bonus will be payable on the first anniversary of the closing of the merger, and 33% of the bonus will be payable on the second anniversary of the closing of the merger, in each case, subject to continued employment.  In the case of Mr. Miller, 40% of the bonus will be payable on the closing of the merger, 30% of the bonus will be payable on the first anniversary of the closing of the merger, and 30% of the bonus will be payable on the second anniversary of the closing of the merger, in each case, subject to continued employment.  If the officer’s employment is terminated due to an “involuntary termination” (as defined in the retention agreement), or death or disability, a portion of the bonus may be accelerated, in accordance with the payment schedule and other conditions set forth in the retention agreement.  In the case of Mr. Miller’s retention bonus agreement only, if after the closing of the merger, OneBeacon experiences a change in control, Mr. Miller would be entitled to receive any remaining unpaid portion of his retention bonus upon the date of such change in control.

If the officer’s employment terminates before the final installment of the bonus is paid, the officer will be subject to noncompetition restrictions for up to twelve months following such termination (depending on the circumstances giving rise to termination and when the termination occurs).  The officer will also be subject to nonsolicitation restrictions following termination of employment until the first anniversary of such termination, or in certain cases, until the second anniversary of the date on which the last installment of the bonus was paid (depending on the circumstances giving rise to termination and when the termination occurs).

The retention agreements further provide that, if payments to the officer in connection with the merger are subject to “golden parachute” excise taxes imposed under Section 4999 of the Internal Revenue Code, the payments to the officer will be reduced in order to limit or avoid the “golden parachute” excise tax if and to the extent such reduction is expected to produce a better after-tax result for the officer.  However, if the after-tax result before applying any such reduction would not be more than 10% greater than the after-tax result if such payments were reduced to avoid such “golden parachute” excise taxes, then the Company may, in its sole discretion, reduce the payments to the extent necessary so that no portion of such payments would be subject to such “golden parachute” excise taxes.

The above disclosure is qualified by reference to the full text of the forms of retention agreement, which are filed as Exhibits 10.1 and 10.2 hereto and incorporated by reference herein.

Severance Plan

On May 24, 2017, OneBeacon Services, LLC, a wholly owned subsidiary of the Company, adopted the OneBeacon Severance Plan (the “Severance Plan”), which provides severance benefits to eligible employees, including the named executive officers. The Severance Plan will be effective upon the closing of the merger.  The Severance Plan provides the Company’s employees, including our named executive officers, with severance benefits upon a termination of employment without “cause” or due to a “constructive termination” (as such terms are defined in the Severance Plan).  If such termination occurs with respect to any named executive officer, he or she would be eligible to receive a lump sum payment equal to two times the sum of his or her (i) annual base salary and (ii) annual target bonus.  In addition, like other employees, the named executive officer would be eligible to receive outplacement assistance as well as reimbursement of the company-portion of COBRA premiums, for up to 18 months.  Benefits under the Severance Plan are contingent on the delivery of a release of claims.

The above disclosure is qualified by reference to the full text of the Severance Plan, which is filed as Exhibit 10.3 hereto and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s 2017 Annual General Meeting of Members held on May 24, 2017:

1)	two Class II directors were elected to serve terms ending in 2020;

2)	the Company’s director G. Manning Rountree was elected to Class III with a term ending in 2018;

3)	the authorization of the election of the Board of Directors of Split Rock Insurance, Ltd. was approved;

4)	the authorization of the election of the Board of Directors of Grand Marais Capital Limited was approved;

5)	the authorization of the election of the Board of Directors of any new designated subsidiary of the Company was approved;

6)	the advisory resolution on executive compensation was approved;

7)	the advisory resolution on the frequency of the advisory vote on executive compensation was approved;

8)	the OneBeacon 2017 Long-Term Incentive Plan was approved; and

9)	the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2017 was approved.

As of March 29, 2017, the record date for the 2017 Annual General Meeting, a total of 22,986,618 Class A common shares and 71,754,738 Class B common shares were issued and outstanding. The results of the vote are presented below.

Proposal 1 - Election of two Class II directors with terms ending in 2020.

Director	Vote For*	Votes Withheld	Broker Non-Votes
Ira H. Malis	735,848,120	879,880	2,496,781
Patrick A. Thiele	735,934,638	793,362	2,496,781

David T. Foy, a former director of the Company, and former Executive Vice President and Chief Financial Officer of White Mountains Insurance Group, Ltd. (“White Mountains”), become an advisor to White Mountains senior management effective as of May 17, 2017 until the end of the year. In connection with this transition of his role with White Mountains, Mr. Foy resigned as a Class II director of the Company, effective as of May 17, 2017. As a result of his departure from the Company’s Board of Directors (the “Board”), Mr. Foy did not stand for re-election to the Board at the Company’s 2017 Annual General Meeting of Members.

Proposal 2 - Authorization to elect the Company’s director G. Manning Rountree to Class III with a term ending in 2018.

Votes For*	Votes Against	Abstentions	Broker Non-Votes
735,196,879	1,439,269	91,852	2,496,781

Proposal 3 - Authorization to elect Messrs. Christopher G. Garrod, Kevin Pearson, John C. Treacy, and Ms. Sarah A. Kolar to the Board of Directors of Split Rock Insurance, Ltd.

Votes For*	Votes Against	Abstentions	Broker Non-Votes
736,401,773	209,031	117,196	2,496,781

Proposal 4 - Authorization to elect Ms. Sarah A. Kolar, Mr. Jonah Pfeffer, and Ms. Davinia Smith to the Board of Directors of Grand Marais Capital Limited.

Votes For*	Votes Against	Abstentions	Broker Non-Votes
736,345,476	262,756	119,768	2,496,781

Proposal 5 - Authorization to elect Messrs. Paul H. McDonough, Kevin Pearson, John C. Treacy, and Ms. Sarah A. Kolar to the Board of Directors of any new designated subsidiary of the Company.

Votes For*	Votes Against	Abstentions	Broker Non-Votes
736,465,978	199,964	62,058	2,496,781

Proposal 6 – Approval of the advisory resolution on executive compensation.

Votes For*	Votes Against	Abstentions	Broker Non-Votes
732,077,369	3,441,497	1,209,134	2,496,781

Proposal 7 - Approval of the advisory resolution on the frequency of the advisory vote on executive compensation.

One Year*	Two Years	Three Years	Abstentions	Broker Non-Votes
733,782,495	234,544	2,488,219	222,742	2,496,781

In light of the foregoing vote on Proposal 7, the Company will hold an advisory vote on executive compensation every year, until the next required vote on the frequency of shareholder votes on executive compensation.

Proposal 8 – Approval of the OneBeacon 2017 Long-Term Incentive Plan.

Votes For*	Votes Against	Abstentions	Broker Non-Votes
729,334,404	7,281,092	112,504	2,496,781

Proposal 9 - Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2017.

Votes For*	Votes Against	Abstentions	Broker Non-Votes
739,038,113	133,547	53,121	–

*Each Class B common share is entitled to 10 votes for every one share; the totals shown above give effect to the 10 for 1 Class B common share voting rights. The Class A and Class B shares vote together as one class.

Item 8.01.	Other Events.

The information contained above in Item 5.02 is hereby incorporated by reference into this Item 8.01.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

The information contained in this communication may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this communication that address activities, events or developments which we expect will or may occur in the future are forward-looking statements. The words “will,” “believe,” “intend,” “expect,” “anticipate,” “project,” “estimate,” “predict” and similar expressions are also intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to our:

●	change in book value per share or return on equity;
●	business strategy;
●	financial and operating targets or plans;
●	incurred loss and loss adjustment expenses and the adequacy of our loss and loss adjustment expense reserves and related reinsurance;
●	projections of revenues, income (or loss), earnings (or loss) per share, dividends, market share or other financial forecasts;
●	expansion and growth of our business and operations;
●	future capital expenditures; and
●	pending legal proceedings.

These statements are based on certain assumptions and analyses made by us in light of our experience and judgments about historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to our expectations is subject to a number of risks, uncertainties or other factors which are described in more detail beginning on page 16 of the Company’s 2016 Annual Report on Form 10-K, that could cause actual results to differ materially from expectations, including:

●	recorded loss and loss adjustment expense reserves subsequently proving to have been inadequate;
●	changes in interest rates, debt or equity markets or other market volatility that negatively impact our investment portfolio;
●	competitive forces and the cyclicality of the property and casualty insurance industry;
●	claims arising from catastrophic events, such as hurricanes, windstorms, earthquakes, floods or terrorist attacks;
●	the continued availability of capital and financing;
●	the continued availability and cost of reinsurance coverage and our ability to collect reinsurance recoverables;
●	the ability to maintain data and system security;
●	the outcome of litigation and other legal or regulatory proceedings;
●	our ability to continue meeting our debt and related service obligations or to pay dividends;
●	our ability to successfully develop new specialty businesses;

●	changes in laws or regulations, or their interpretations, which are applicable to us, our competitors, our agents or our customers;
●	actions taken by rating agencies from time to time with respect to us, such as financial strength or credit rating downgrades or placing our ratings on negative watch;
●	our ability to retain key personnel;
●	participation in guaranty funds and mandatory market mechanisms;
●	our ability to maintain effective operating procedures and manage operational risk;
●	changes to current shareholder dividend practice and regulatory restrictions on dividends;
●	credit risk exposure in certain of our business operations;
●	Bermuda law may afford less protection to shareholders;
●	our status as a subsidiary of White Mountains, including potential conflicts of interest, competition, and related-party transactions;
●	changes in tax laws or tax treaties;
●	the risk that the proposed merger with Intact may not be completed on the currently contemplated timeline or at all;
●	the failure to receive, on a timely basis or otherwise, the required approval of the proposed merger with Intact by OneBeacon’s shareholders;
●
the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals);

●
the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement with Intact, including in circumstances which would require OneBeacon to pay a termination fee or other expenses;

●
risks related to diverting management’s attention from our ongoing business operations and other risks related to the announcement or pendency of the proposed merger with Intact, including on our ability to retain and hire key personnel, our ability to maintain relationships with our customers, policyholders, brokers, service providers and others with whom we do business and our operating results and business generally;

●	the risk that shareholder litigation in connection with the transactions contemplated by the merger agreement with Intact may result in significant costs of defense, indemnification and liability; and
●	other factors, most of which are beyond our control.

Consequently, all of the forward-looking statements made in this communication are qualified by these cautionary statements, and there can be no assurance that the anticipated results or developments will be realized or, even if substantially realized, that they will have the expected consequences. Readers should carefully review these risk factors, and are cautioned not to place undue reliance on our forward-looking statements. The forward-looking statements in this communication speak only as of the date on which they are made. We assume no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise.

Additional information and where to find it

This communication may be deemed to be solicitation material in respect of the proposed takeover of OneBeacon by Intact.  In connection with the proposed transaction, OneBeacon intends to file relevant materials with the SEC, including a proxy statement in preliminary and definitive form.  Investors and security holders are urged to read all relevant documents filed with the SEC (if and when they become available), including OneBeacon’s definitive proxy statement, because they will contain important information about the proposed transaction.  Investors and security holders will be able to obtain copies of the proxy statement and other documents filed with the SEC (if and when available) free of charge at the SEC’s website, http://www.sec.gov, or for free from OneBeacon by contacting ir@onebeacon.com.  Such documents are not currently available.

Participants in solicitation

This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC in connection with the proposed transaction.  OneBeacon, Intact and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from holders of OneBeacon’s common shares in favor of the proposed transaction.  Information about OneBeacon’s directors and executive officers is set forth in OneBeacon’s Proxy Statement on Schedule 14A for its 2017 Annual General Meeting of Shareholders, which was filed with the SEC on April 11, 2017, its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 27, 2017 and its Current Report on Form 8-K filed with the SEC on March 6, 2017.  Information about Intact’s directors and executive officers is set forth in Intact’s Management Proxy Circular for its 2017 Annual and Special Meeting of Shareholders, its Annual Information Form for the fiscal year ended December 31, 2016 and its Management’s Discussion and Analysis for the fiscal year ended December 31, 2016, all of which are available on www.sedar.com.  These documents may be obtained free of charge from the sources indicated above.  Additional information regarding the interests of these participants which may, in some cases, be different than those of OneBeacon’s shareholders generally, will also be included in OneBeacon’s proxy statement relating to the proposed transaction, when it becomes available.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed as part of this report.

Exhibit No.	Description of Exhibit

10.1	Form of Retention Agreement for CEO

10.2	Form of Retention Agreement for Non-CEO Named Executive Officers

10.3	OneBeacon Severance Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEBEACON INSURANCE GROUP, LTD.

Date: May 24, 2017	By:	/s/ Maureen A. Phillips
		Name:	Maureen A. Phillips
		Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Form of Retention Agreement for CEO

10.2	Form of Retention Agreement for Non-CEO Named Executive Officers

10.3	OneBeacon Severance Plan